Certification  Pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act  of 2002
--------------------------------------------------------------------------------

Each of the undersigned, member of the 410(k) Plan Administrative Committee of NBT Bank, Plan Administrator of the NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan ("Plan") (Chief Executive Officer Equivalent of Plan) and the Chief Financial Officer of NBT Bank (Chief Financial Officer Equivalent of
Plan),  hereby  certifies  that  to  his  knowledge  on  the  date  hereof:

     (a) the Form 11-K of the Plan for the Fiscal Year ended December 31, 2002, filed on the date hereof with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (b) information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.

                                        /s/Thomas R. Delduchetto
                                        ------------------------------------
                                        Thomas R. Delduchetto, Member
                                        410(k) Plan Administrative Committee
                                        NBT Bank, Plan Administrator
                                        Date: 6/30/03



                                        /s/ Michael J. Chewens
                                        ------------------------------------
                                        Michael J. Chewens
                                        Senior Vice President and Chief
                                        Financial Officer of NBT Bank
                                        Date: 6/30/03

A signed original of this written statement required by Section 906 has been provided to NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan and will be retained by NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan and furnished to the Securities and Exchange Commission or its staff upon request.